                                         OPPENHEIMER DEVELOPING MARKETS FUND
                                       Supplement dated April 22, 2002 to the
                                         Prospectus dated December 28, 2001

The Prospectus is changed as follows:

1.       The first bullet under What Does The Fund Mainly Invest In? on page 3 is revised as follows:

o        Under normal  market  conditions,  the Fund will invest at least 80% of its net assets plus  borrowings  for investment  purposes,  in equity securities of issuers whose principal activities are in at least three developing markets (as explained in the Prospectus).

2.       The  following  is added as the  second  sentence  in the  paragraph  captioned  Can The  Fund's  Investment
     Objective and Policies  Change?  on page 9:  "Shareholders  will receive 60 days advance notice of any change in the 80% requirement described under What Does The Fund Mainly Invest In?

April 22, 2002                                                                                  PS0785.015